Exhibit 99.1

For:	Immediate Release	Contact:	Andrea Short
	December 9, 2015		574-235-2000

1st Source Corporation Announces Secondary Common Stock Offering

SOUTH BEND, Ind. --(BUSINESS WIRE)-- 1st Source Corporation (NASDAQ: SRCE), parent company of 1st Source Bank, announced today the commencement of an underwritten offering of approximately 1,100,000 shares of its common stock by certain of the Morris Family Trusts, at the direction of certain beneficiaries of such trusts, subject to market and other conditions.

1st Source Corporation is not selling any shares and will not receive any of the proceeds from the offering.

Keefe, Bruyette & Woods, Inc., a Stifel Company, is acting as sole underwriter for the offering.

The Offering is being made pursuant to an effective shelf registration statement, including a prospectus, filed by 1st Source with the U.S. Securities and Exchange Commission (“SEC”). Before investing, investors should read the prospectus in that registration statement, the related prospectus supplement and other documents 1st Source has filed with the SEC for more complete information about 1st Source and the offering. These documents may be obtained for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus and the related prospectus supplement, when available, may be obtained from Keefe, Bruyette & Woods, Inc.,  Attention: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone (800) 966-1559.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About 1st Source Corporation
1st Source Corporation serves the northern half of Indiana and southwest Michigan and is the largest locally controlled financial institution headquartered in the area. While delivering a comprehensive range of consumer and commercial banking services through its community bank offices, 1st Source has distinguished itself with highly personalized services. 1st Source Bank also competes for business nationally by offering specialized financing services for new and used private and cargo aircraft, automobiles for leasing and rental agencies, medium and heavy duty trucks, and construction equipment. The Corporation includes 81 community banking centers in 17 counties, 8 trust and wealth management locations, 10 1st Source Insurance offices, as well as 22 specialty finance locations nationwide.

Cautionary Statement About Forward-Looking Statements
This news release contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. Generally, the words “believe,” “contemplate,” “seek,” “plan,” “possible,” “assume,” “expect,” “intend,” “targeted,” “continue,” “remain,” “estimate,” “anticipate,” “project,” “will,” “should,” “indicate,” “would,” “may” and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.

1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.